Exhibit 3

                              State of Delaware
                      Office of the Secretary of State            PAGE 1
                               --------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF BUSINESS TRUST REGISTRATION OF "PREMIER AUTO TRUST 1998-5", FILED IN THIS OFFICE ON THE SIXTH DAY OF OCTOBER, A.D. 1998, AT 8:30 O'CLOCK A.M.










                                        /s/ Edward J. Freel
                                        -----------------------------------
                      [ SEAL ]          Edward J. Freel, Secretary of State


2952640 8100                            AUTHENTICATION: 9341044
981387046                               DATE: 10-06-98

                            CERTIFICATE OF TRUST
                                     OF
                          PREMIER AUTO TRUST 1998-5

         THIS Certificate of Trust of Premier Auto Trust 1998-4 (the "Trust") is being duly executed and filed by Chase Manhattan Bank Delaware, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del C ss 3801 et seq.) (the "Act").

         1. Name: The name of the business trust formed hereby is Premier Auto Trust 1998-5.

         2. Delaware Trustee: The name and business address of the trustee of the Trust in the State of Delaware is Chase Manhattan Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801, Attention: Corporate Trustee Administration Department.

         3. Effective Date: This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.


                                    CHASE MANHATTAN BANK DELAWARE, not in
                                    its individual capacity but solely as
                                    trustee.


                                    By: /s/ J.J. Cashin
                                    -----------------------------
                                    Name:    JJ. CASHIN
                                    Title:   VICE-PRESIDENT



                                                        STATE OF DELAWARE
                                                       SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                    FILED 08:30 AM 10/06/1998
                                                       981387046 - 2952640

                              State of Delaware
                      Office of the Secretary of State            PAGE 1
                               --------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF CORRECTED CERTIFICATE OF BUSINESS TRUST REGISTRATION OF "PREMIER AUTO TRUST 1998-5", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF OCTOBER, A.D. 1998,
AT 8:30 O'CLOCK A.M.










                                        /s/ Edward J. Freel
                                        -----------------------------------
                      [ SEAL ]          Edward J. Freel, Secretary of State


2952640 8101                            AUTHENTICATION: 9374710
981413880                               DATE: 10-27-98

                               CORRECTED
                       CERTIFICATE OF TRUST OF
                      PREMIER AUTO TRUST 1998-5


          THIS Corrected Certificate of Trust of Premier Auto Trust 1998-5 (the "Trust"), is being duly executed and filed by Chase Manhattan Bank Delaware, a Delaware banking corporation, as trustee, to correct the Certificate of Trust of the Trust which was filed on October 6, 1998 with the Secretary of State of the State of Delaware under the Delaware Business Trust Act (12 Del. C. ss. 3801 et seq.) (the "Certificate of Trust").

          1. Line one of the Certificate of Trust incorrectly identified the Trust as Premier Auto Trust 1998-4, and said Certificate of Trust requires correction as permitted under the Delaware Business Trust Act (12 Del. C. ss. 3810(e)).

          2. The Certifcate of Trust is hereby corrected to read in its entirety as follows:






                                           STATE OF DELAWARE
                                           SECRETARY OF STATE
                                         DIVISION OF CORPORATION
                                        FILED 08:30 AM 10/27/1998
                                            981413680 - 2952640

                            CERTIFICATE OF TRUST
                                     OF
                          PREMIER AUTO TRUST 1998-5

         THIS Certificate of Trust of Premier Auto Trust 1998-5 (the "Trust") is being duly executed and filed by Chase Manhattan Bank Delaware, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del C ss 3801 et seq.) (the "Act").

         1. Name: The name of the business trust formed hereby is Premier Auto Trust 1998-5.

         2. Delaware Trustee: The name and business address of the trustee of the Trust in the State of Delaware is Chase Manhattan Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801, Attention: Corporate Trustee Administration Department.

         3. Effective Date: This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.


                                    CHASE MANHATTAN BANK DELAWARE, not in
                                    its individual capacity but solely as
                                    trustee.



                                    By: /s/ J.J. Cashin
                                    -----------------------------
                                    Name:    JJ. CASHIN
                                    Title:   VICE-PRESIDENT